iShares Trust

Supplement dated August 6, 2026

to the currently effective

Statement of Additional Information (“SAI”) for the

iShares Morningstar U.S. Equity ETF (ILCB), and

iShares Morningstar Small-Cap ETF (ISCB)

(each a “Fund” and collectively, the “Funds”)

The Board of Trustees has approved the following changes for the Funds that are expected to take effect either (i) immediately or (ii) on or around October 5, 2026 (the “Effective Date”).

Accordingly, the following change will become effective immediately:

1.	The fiscal year end for each Fund will be changed to August 31.

The following changes will become effective on the Effective Date:

1.	Each Fund’s ticker, fund name, and Underlying Index will be changed to the following and all references updated.

Current Ticker	New Ticker	New Fund Name	New Underlying Index Name

ILCB	MLRG	iShares MSCI USA ETF	MSCI USA Index

ISCB	MSML	iShares MSCI USA Small-Cap ETF	MSCI USA Small Cap Index

2.	The subsections entitled “Morningstar US Large Mid-Cap Market Index” and “Morningstar US Small Cap Extended Market Index” in the section entitled Construction and Maintenance of the Underlying Indexes are deleted in their entirety.

3.	The following index descriptions are added to the sub-section entitled “The MSCI Indexes”:

MSCI USA Index

Number of Components: approximately 527

Index Description. The MSCI USA Index measures the performance of the large- and mid-capitalization segments of the U.S. equities market, as determined by MSCI. The Underlying Index represents approximately 85% of the free float-adjusted market capitalization in the U.S. The Underlying Index is free float-adjusted market capitalization weighted.

MSCI USA Small Cap Index

Number of Components: approximately 1650

Index Description. The MSCI USA Small Cap Index measures the performance of the small-capitalization segment of the U.S. equities market, as determined by MSCI. The Underlying Index represents approximately 14% of the free float-adjusted market capitalization in the U.S. The Underlying Index is free float-adjusted market-capitalization weighted.

4.	The following language is added after the first two paragraphs of the subsection entitled The MSCI Indexes in the Construction and Maintenance of the Underlying Indexes section of the Funds’ SAI:

MSCI Global Investable Market Indexes

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide coverage and non-overlapping market segmentation by market capitalization and style. The MSCI GIMI intend to target approximately 99% coverage of the free float-adjusted market capitalization in each market of large-, mid- and small-cap securities. In each market, MSCI creates an Investable Market Index (e.g., the MSCI USA IMI Index), Standard Index (e.g., the MSCI USA Index), Large Cap Index, Mid Cap Index and Small Cap Index (e.g., the MSCI USA Small Cap Index). The Standard Index is composed of the Large Cap and Mid Cap Index, and the Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index are each subsets of the Investable Market Index.

Selection Criteria. MSCI’s index construction process includes defining the equity universe, determining the market investable equity universe for each market, and determining market capitalization size segments for each market.

Defining the Equity Universe. The MSCI equity universe comprises all listed equity securities (including REITs, limited partnerships, limited liability companies and business trusts that are not structured to be taxed as limited partnerships). The equity universe excludes mutual funds, ETFs and equity derivatives and most investment trusts. Each company is classified into a single market, generally determined by its country of incorporation together with the primary listing of its securities. Where these differ, MSCI considers secondary listings, shareholder base, management, headquarters, operations (assets and revenues) and company history to determine the company’s market. A company classified in the United States must file a Form 10-K or 10-Q to be eligible for the USA Investable Equity Universe. The MSCI USA indexes begin from the securities classified in the United States.

Determining the Market Investable Equity Universe for Each Market. MSCI determines each Market Investable Equity Universe by identifying eligible local and foreign listings and applying seven investability screens: minimum size, minimum free float-adjusted market capitalization, minimum liquidity, minimum foreign inclusion factor, minimum length of trading, minimum foreign room, and financial reporting. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for Each Market. The Investable Market Index, Standard Indexes, Large Cap Indexes, Mid Cap Indexes, and Small Cap Indexes capture the following market capitalization size segments:

•	Investable Market Index covers all investable large-, mid- and small-cap securities, including issuers comprising approximately 99% of each market’s free float-adjusted market capitalization.

•	Standard Indexes cover all investable large- and mid-cap securities by including the largest issuers comprising approximately 85% of each market’s free float-adjusted market capitalization.

•	Large Cap Indexes provide coverage of all investable large-cap securities by including the largest issuers comprising approximately 70% of each market’s free float-adjusted market capitalization.

•	Mid Cap Indexes provide coverage in each market by deriving the difference between the market coverage of the Standard Index and the Large Cap Index in that market.

•	Small Cap Indexes provide coverage in each market by deriving the difference between the market coverage of the Investable Market Index and the Standard Index in that market.

Additional size segment investability requirements are set for the Standard and Investable Market Indexes. These investability requirements include minimum free float-adjusted market capitalization and minimum foreign limits.

Weighting. All indexes are free float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors.

Index Maintenance. MSCI reviews the indexes quarterly, which involves a comprehensive review of the Equity Universe and updating of the indexes (the “Index Review”). The indexes rebalance quarterly effective after the close of business on the last business day of February, May, August, and November. Certain event-related changes may also result in changes to index constituents as a result of mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events outside of the Index Review periods.

New issuers are generally eligible to be included in the indexes provided they meet the eligibility requirements, as determined by MSCI, and are typically added during an Index Review. However, significantly large initial public offerings (“IPOs”) may be added to the Indexes outside of a regular Index Review, effective after the close of the company’s tenth day of trading (“fast entry”), though MSCI may choose a different date for inclusion to reduce turnover. To be eligible for fast entry, the IPO must meet the index constituent eligibility rules determined by MSCI, except for the length of trading and liquidity screens. Additionally, the issuer must have a full market capitalization of at least 1.8 times the interim market size-segment cutoff, as determined by MSCI (“interim cutoff”), and free float-adjusted market capitalization of at least 1.8 times one-half of the interim cutoff as of the close of its first or second trading day.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-ILISCB-0826

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